================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: March 8, 2005
                        (Date of earliest event reported)

                            -------------------------


                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-25346                     47-0772104
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)

                            -------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                [ ] Written communications pursuant to Rule 425
                   under the Securities Act (17 CFR 230.425)

                [ ] Soliciting material pursuant to Rule 14a-12
                   under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 7.01.  Regulation FD Disclosure.

     On March 8, 2005, Transaction Systems Architects, Inc. issued a press release announcing that Philip G. Heasley, a 31-year veteran of payment systems and financial services, has been named President and Chief Executive Officer. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

     Exhibit 99.1 -- Press Release dated March 8, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TRANSACTION SYSTEMS ARCHITECTS, INC.


Date: March 8, 2005                     By:         /s/ Dennis P. Byrnes
                                           -------------------------------------
                                                      Dennis P. Byrnes
                                                   Senior Vice President,
                                               General Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit
 Number    Description
-------    -----------
  99.1     Press Release dated March 8, 2005.